Exhibit 99
PRESS RELEASE

FOR IMMEDIATE RELEASE:	October 17, 2008
For Further Information:	Mark S. Allio, Chairman, President and CEO
Phone: 330.576.1334
Fax: 330.666.7959
CENTRAL FEDERAL CORPORATION ANNOUNCES INCREASED EARNINGS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008
Fairlawn, Ohio — October 17, 2008 — Central Federal Corporation (Nasdaq: CFBK) announced that net income for the quarter ended September 30, 2008 increased $768,000 and totaled $285,000, or $.07 per diluted share, compared to a net loss of ($483,000) or ($.11) per diluted share, for the quarter ended September 30, 2007.
Net income for the nine months ended September 30, 2008 increased $947,000 and totaled $633,000, or $.15 per diluted share, compared to a net loss of ($314,000) or ($.07) per diluted share, for the nine months ended September 30, 2007.
The net loss for the quarter and nine months ended September 30, 2007 was primarily due to a $511,000, or $.12 per diluted share for the quarter and $.11 per diluted share for the nine month period, after-tax cost of an arbitration loss and lease termination expense.
Highlights
•	Net income for the third quarter of 2008 was 27% higher than the second quarter of 2008, and 130% higher than the first quarter of 2008.

•	Net interest income increased 15% during the third quarter of 2008 compared to the third quarter of 2007, and increased 16% for the nine months ended September 30, 2008 compared to the nine months ended September 30, 2007.

•	Net interest margin increased to 3.47% for the third quarter of 2008 from 3.15% for the third quarter of 2007, and increased to 3.36% for the nine months ended September 30, 2008 from 3.17% for the nine months ended September 30, 2007.

•	The efficiency ratio improved to 76.42% for the third quarter of 2008 from 120.65% for the third quarter of 2007, and improved to 78.91% for the nine months ended September 30, 2008 from 101.11% for the nine months ended September 30, 2007.

•	The ratio of noninterest expense to average assets improved to 2.66% in the third quarter of 2008 from 3.84% in the third quarter of 2007, and improved to 2.68% in the nine months ended September 30, 2008 from 3.30% in the nine months ended September 30, 2007.

•	CFBank continues to provide for loan losses in response to current economic conditions and their effect on the loan portfolio. The ratio of the allowance for loan losses to total loans totaled 1.30% at September 30, 2008 compared to 1.15% at December 31, 2007. Nonperforming loans remained low at 0.85% of total loans at September 30, 2008 compared to 0.21% of total loans at December 31, 2007.

Net interest income
Net interest income increased $292,000, or 14.7%, to $2.3 million for the quarter ended September 30, 2008 compared to $2.0 million for the quarter ended September 30, 2007. The increase was due to a decline in the average cost of interest-bearing liabilities to 3.17% in the third quarter of 2008 from 4.68% in the third quarter of 2007. The decline in the cost of interest-bearing liabilities resulted in a 28.9% decrease in interest expense. Interest income decreased 10.3% due to a decline in the average yield on interest-earning assets to 6.36% in the third quarter of 2008 from 7.38% in the third quarter of 2007. The decline in income caused by the lower yield on interest-earning assets was partially offset by a $10.5 million increase in average interest-earning assets for the quarter ended September 30, 2008 compared to the quarter ended September 30, 2007.
Net interest income increased $908,000, or 16.1%, to $6.5 million for the nine months ended September 30, 2008 compared to $5.6 million for the nine months ended September 30, 2007. The increase was due to a decline in the average cost of interest-bearing liabilities to 3.44% for the nine months ended September 30, 2008 from 4.52% for the nine months ended September 30, 2007. The decline in the average cost of interest-bearing liabilities resulted in a 15.2% decrease in interest expense. Interest income decreased 1.5% primarily due to a decline in the average yield on interest earning assets to 6.49% for the nine months ended September 30, 2008 from 7.21% for the nine months ended September 30, 2007. The decrease in income caused by the lower yield was partially offset by a $23.1 million increase in average interest-earning assets for the nine months ended September 30, 2008 compared to the nine months ended September 30, 2007.
During 2007, the management of CFBank, through its asset/liability strategies, positioned liabilities to be more sensitive to a reduction in short-term interest rates. The reductions in the Federal Funds rate, the prime rate and other market interest rates, beginning in September 2007, resulted in larger decreases in funding costs than in asset yields. The decline in funding costs positively impacted net interest margin in both the quarter and nine months ended September 30, 2008. Net interest margin improved to 3.47% during the quarter ended September 30, 2008, from 3.15% during the quarter ended September 30, 2007. Net interest margin improved to 3.36% during the nine months ended September 30, 2008, from 3.17% during the nine months ended September 30, 2007. Due to the low level of short term market rates, management has extended the terms of some liabilities to protect net interest margin in the event of a rise in interest rates, however future downward pressure on margins is possible given the current economic environment.
Noninterest income
Noninterest income totaled $176,000 for the quarter ended September 30, 2008, compared to $164,000 for the quarter ended September 30, 2007. Noninterest income totaled $584,000 for the nine months ended September 30, 2008, compared to $579,000 for the nine months ended September 30, 2007. Noninterest income for both the quarter and nine months ended September 30, 2008 included higher income from service charges on deposit accounts and net gains on the sale of securities. Net gains on sales of loans were lower in both the quarter and nine months ended September 30, 2008, due to fewer mortgage loan originations in the current year periods.
Provision for loan losses
Provisions for loan losses are provided in relation to loan growth, portfolio composition, current economic conditions and trends, and ascertainable credit risk information available. The provision totaled $183,000 in the quarter ended September 30, 2008 compared to $293,000 in the quarter ended September 30, 2007. The provision totaled $667,000 for the nine months ended September 30, 2008 compared to $435,000 for the nine months ended September 30, 2007. The increase in the provision during the nine months ended September 30, 2008 was due to an increase in nonperforming loans and loan charge-offs.

Nonperforming loans increased $1.5 million and totaled $2.0 million, or 0.85% of total loans, at September 30, 2008 compared to $488,000, or 0.21% of total loans, at December 31, 2007. The increase in nonperforming loans was due to one commercial loan, totaling $645,000, and three multi-family loans to one borrower, totaling $1.3 million, which were past due and on nonaccrual status at September 30, 2008. The amount of the allowance for loan losses specifically allocated to nonperforming loans totaled $394,000 at September 30, 2008. Management believes the remaining nonperforming loan balances are adequately secured by the underlying collateral at this time, however future additions may be necessary based on factors discussed below.
Net charge-offs totaled $306,000, or 0.18% on an annualized basis of average loans, for the nine months ended September 30, 2008 compared to a net recovery of $39,000, or .03% on an annualized basis of average loans, for the nine months ended September 20, 3007. Current period charge-offs related to home equity lines of credit and single-family mortgage loans.
The ratio of the allowance for loan losses to total loans was 1.30% at September 30, 2008 compared to 1.15% at December 31, 2007.
The Company believes that the allowance for loan losses is adequate to absorb probable incurred credit losses in the loan portfolio at September 30, 2008; however, future additions to the allowance may be necessary based on factors such as changes in client business performance, economic conditions, and changes in real estate values. Management continues to diligently monitor credit quality in the existing portfolio and analyzes potential loan opportunities carefully in order to manage credit risk.
Noninterest expense
Noninterest expense for the quarter ended September 30, 2008 totaled $1.9 million compared to $2.6 million in the prior year quarter, which included $774,000 related to an arbitration loss and lease termination expense. The ratio of noninterest expense to average assets improved to 2.66% in the third quarter of 2008 compared to 3.84% in the prior year quarter. The efficiency ratio improved to 76.42% in the quarter ended September 30, 2008 from 120.65% in the prior year quarter.
Noninterest expense for the nine months ended September 30, 2008 totaled $5.6 million compared to noninterest expense of $6.3 million in the prior year period. The ratio of noninterest expense to average assets improved to 2.68% in the nine months ended September 30, 2008 compared to 3.30% in the prior year period. The efficiency ratio improved to 78.91% during the nine months ended September 30, 2008 from 101.11% during the prior year period.
Balance sheet activity
Assets totaled $280.8 million at September 30, 2008 and increased $1.2 million, or 0.4%, from $279.6 million at December 31, 2007. The increase was primarily due to an increase in overnight cash investments and loans, partially offset by a decrease in the balance of securities available for sale, which resulted from sales, maturities and repayments.
Net loans totaled $231.8 million at September 30, 2008 and increased $1.3 million, or 0.6%, from $230.5 million at December 31, 2007. Commercial, commercial real estate and multi-family loans totaled $180.2 million at September 30, 2008 and increased $6.3 million, or 3.6%, from $173.9 million at December 31, 2007. Consumer loans totaled $26.8 million at September 30, 2008 and decreased $1.4 million, or 5.1%, from $28.2 million at December 31, 2007. The decrease in consumer loan balances was primarily due to repayments on auto loans. Mortgage loans totaled $27.8 million at September 30, 2008, and decreased $3.2 million, or 10.2%, from $31.0 million at December 31, 2007, primarily due to prepayments.

Deposits totaled $209.4 million at September 30, 2008 and increased $15.1 million, or 7.8%, from $194.3 million at December 31, 2007. The increase in deposits was due to growth in certificate of deposit accounts, which increased $17.1 million during the nine months ended September 30, 2008. CFBank is a participant in the Certificate of Deposit Account Registry Service (“CDARS”) which allows the Bank to provide customers full FDIC insurance on certificate of deposit balances up to $50 million. Customer balances in the CDARS program increased $24.1 million during the nine months ended September 30, 2008.
FHLB advances totaled $38.2 million at September 30, 2008 and decreased $11.3 million, or 22.8%, compared to $49.5 million at December 31, 2007. FHLB advances were repaid with funds from the increase in deposits.
Shareholders’ equity totaled $25.8 million at September 30, 2008 and decreased $1.6 million, or 5.7%, compared to $27.4 million at December 31, 2007. The decrease in equity was due to the repurchase of 365,000 shares of CFBK stock, which totaled $1.6 million, and dividends paid to shareholders, offset by net income.
About Central Federal Corporation and CFBank
Central Federal Corporation is the holding company for CFBank, a federally chartered savings association formed in Ohio in 1892. CFBank has four full-service banking offices in Fairlawn, Calcutta, Wellsville and Worthington, Ohio. Additional information about CFBank’s banking services and the Company is available at www.CFBankOnline.com.
Forward-Looking Information
Certain statements contained in this earnings release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying those statements. Forward-looking statements involve risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including: (i) changes in political, economic or other factors such as inflation rates, recessionary or expansive trends, and taxes; (ii) competitive pressures; (iii) fluctuations in interest rates; (iv) the level of defaults and prepayments on loans made by CFBank; (v) unanticipated litigation, claims or assessments; (vi) fluctuations in the cost of obtaining funds to make loans; and (vii) regulatory changes. Further information on these risk factors is included in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events.

Consolidated Statements of Operations	Three months ended			Nine months ended
($ in thousands, except share data)	September 30,			September 30,
(unaudited)	2008	2007	% change	2008	2007	% change
Total interest income	$4,168	$4,645	-10%	$12,627	$12,813	-1%
Total interest expense	1,895	2,664	-29%	6,091	7,185	-15%

Net interest income	2,273	1,981	15%	6,536	5,628	16%

Provision for loan losses	183	293	-38%	667	435	53%

Net interest income after provision for loan losses	2,090	1,688	24%	5,869	5,193	13%

Noninterest income
Service charges on deposit accounts	91	78	17%	260	203	28%
Net gain on sales of loans	33	35	-6%	130	207	-37%
Net gain on sale of securities	10	—	n/m	54	—	n/m
Other	42	51	-18%	140	169	-17%

Noninterest income	176	164	7%	584	579	1%

Noninterest expense
Salaries and employee benefits	991	1,617	-39%	3,036	3,631	-16%
Occupancy and equipment	105	200	-48%	323	442	-27%
Data processing	131	135	-3%	421	418	1%
Franchise taxes	73	73	0%	239	211	13%
Professional fees	160	101	58%	325	294	11%
Director fees	34	37	-8%	102	112	-9%
Postage, printing and supplies	32	39	-18%	127	132	-4%
Advertising and promotion	12	80	-85%	39	176	-78%
Telephone	23	24	-4%	67	77	-13%
Loan expenses	6	3	100%	14	10	40%
Foreclosed assets, net	(18)	(48)	-63%	(10)	(38)	-74%
Depreciation	167	168	-1%	518	465	11%
Other	148	159	-7%	375	346	8%

Noninterest expense	1,864	2,588	-28%	5,576	6,276	-11%

Income (loss) before income taxes	402	(736)	n/m	877	(504)	n/m
Income tax expense (benefit)	117	(253)	n/m	244	(190)	n/m

Net income (loss)	$285	$(483)	n/m	$633	$(314)	n/m

Share Data
Basic earnings (loss) per share	$0.07	$(0.11)	n/m	$0.15	$(0.07)	n/m
Diluted earnings (loss) per share	$0.07	$(0.11)	n/m	$0.15	$(0.07)	n/m
Cash dividends per share	$0.05	$0.05		$0.15	$0.23
Average shares outstanding — basic	4,082,000	4,417,040		4,241,499	4,483,419
Average shares outstanding — diluted	4,082,000	4,417,040		4,243,026	4,483,419

n/m — not meaningful

Consolidated Statements of Financial Condition
($ in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
(unaudited)	2008	2008	2008	2007	2007
Assets
Cash and cash equivalents	$7,601	$3,607	$6,914	$3,894	$3,559
Securities available for sale	25,323	26,182	27,607	28,398	28,927
Loans held for sale	549	1,805	1,965	457	721
Loans
Mortgages	27,844	30,766	30,944	30,998	30,618
Commercial, commercial real estate and multi-family	180,191	176,696	169,649	173,916	164,740
Consumer	26,796	26,308	26,884	28,245	28,885

Total loans	234,831	233,770	227,477	233,159	224,243
Less allowance for loan losses	(3,045)	(2,947)	(2,729)	(2,684)	(2,584)

Loans, net	231,786	230,823	224,748	230,475	221,659
Federal Home Loan Bank stock	2,109	2,081	2,054	1,963	1,963
Loan servicing rights	123	134	146	157	172
Foreclosed assets, net	—	123	—	86	109
Premises and equipment, net	5,304	5,404	5,544	5,717	5,834
Bank owned life insurance	3,863	3,832	3,798	3,769	3,742
Deferred tax asset	1,709	1,865	1,777	1,995	2,181
Accrued interest receivable and other assets	2,388	2,766	1,841	2,671	2,391

	$280,755	$278,622	$276,394	$279,582	$271,258

Liabilities and Shareholders’ Equity
Deposits
Noninterest bearing	$14,238	$13,458	$12,166	$12,151	$12,040
Interest bearing	195,189	185,485	174,192	182,157	174,450

Total deposits	209,427	198,943	186,358	194,308	186,490
Federal Home Loan Bank advances	38,200	46,775	55,150	49,450	50,175
Advances by borrowers for taxes and insurance	79	94	71	154	85
Accrued interest payable and other liabilities	2,064	1,689	2,109	3,136	2,274
Subordinated debentures	5,155	5,155	5,155	5,155	5,155

Total liabilities	254,925	252,656	248,843	252,203	244,179

Shareholders’ equity	25,830	25,966	27,551	27,379	27,079

	$280,755	$278,622	$276,394	$279,582	$271,258

Consolidated Financial Highlights	At or for the three months ended					At or for the nine months ended
($ in thousands except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(unaudited)	2008	2008	2008	2007	2007	2008	2007
Earnings
Net interest income	$2,273	$2,219	$2,044	$2,100	$1,981	$6,536	$5,628
Provision for loan losses	$183	$260	$224	$104	$293	$667	$435
Noninterest income	$176	$217	$191	$149	$164	$584	$579
Noninterest expense	$1,864	$1,866	$1,846	$1,721	$2,588	$5,576	$6,276
Net income (loss)	$285	$224	$124	$297	$(483)	$633	$(314)
Basic earnings (loss) per share	$0.07	$0.05	$0.03	$0.07	$(0.11)	$0.15	$(0.07)
Diluted earnings (loss) per share	$0.07	$0.05	$0.03	$0.07	$(0.11)	$0.15	$(0.07)

Performance Ratios (annualized)
Return on average assets	0.41%	0.32%	0.18%	0.43%	(0.72%)	0.30%	(0.16%)
Return on average equity	4.43%	3.43%	1.79%	4.34%	(7.04%)	3.18%	(1.48%)
Average yield on interest-earning assets	6.36%	6.33%	6.77%	7.27%	7.38%	6.49%	7.21%
Average rate paid on interest-bearing liabilities	3.17%	3.20%	3.96%	4.46%	4.68%	3.44%	4.52%
Average interest rate spread	3.19%	3.13%	2.81%	2.81%	2.70%	3.05%	2.69%
Net interest margin, fully taxable equivalent	3.47%	3.43%	3.18%	3.24%	3.15%	3.36%	3.17%
Efficiency ratio	76.42%	77.27%	83.45%	76.52%	120.65%	78.91%	101.11%
Noninterest expense to average assets	2.66%	2.70%	2.68%	2.48%	3.84%	2.68%	3.30%

Capital
Equity to total assets at end of period	9.20%	9.32%	9.97%	9.79%	9.98%	9.20%	9.98%
Tangible equity to tangible assets	9.20%	9.32%	9.97%	9.79%	9.98%	9.20%	9.98%
Book value per share	$6.30	$6.19	$6.17	$6.17	$6.11	$6.30	$6.11
Tangible book value per share	$6.30	$6.19	$6.17	$6.17	$6.11	$6.30	$6.11
Period-end market value per share	$3.50	$3.74	$4.50	$3.86	$5.48	$3.50	$5.48
Dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05	$0.15	$0.23
Period-end common shares outstanding	4,102,662	4,192,662	4,467,662	4,434,787	4,434,787	4,102,662	4,434,787
Average basic shares outstanding	4,082,000	4,298,000	4,429,487	4,421,255	4,417,040	4,241,499	4,483,419
Average diluted shares outstanding	4,082,000	4,302,154	4,429,913	4,421,255	4,417,040	4,243,026	4,483,419

Asset Quality
Nonperforming loans	$2,007	$1,972	$1,623	$488	$196	$2,007	$196
Nonperforming loans to total loans	0.85%	0.84%	0.71%	0.21%	0.09%	0.85%	0.09%
Nonperforming assets to total assets	0.71%	0.75%	0.59%	0.21%	0.11%	0.71%	0.11%
Allowance for loan losses to total loans	1.30%	1.26%	1.20%	1.15%	1.15%	1.30%	1.15%
Allowance for loan losses to nonperforming loans	151.72%	149.44%	168.15%	5.50%	1318.37%	151.72%	1318.37%
Net charge-offs (recoveries)	$86	$41	$179	$3	$(18)	$306	$(39)
Annualized net charge-offs (recoveries) to average loans	0.15%	0.07%	0.32%	0.01%	-0.03%	0.18%	-0.03%

Average Balances
Loans	$233,444	$229,051	$226,893	$227,943	$218,917	$229,796	$202,779
Assets	$280,093	$276,438	$275,811	$277,094	$269,763	$277,447	$253,749
Shareholders’ equity	$25,729	$26,133	$27,677	$27,363	$27,453	$26,513	$28,281

Asset growth

$300
$250
$200
$150
$100
$50
$0
$ in millions
107
58
10
171
108
53
173
124
72
236
185
127
280
230
174
281
232
180
2003
2004
2005
2006
2007
Sep-08
Total assets
Loans, net
Commercial, commercial real estate and multi-family loans

CentralFederal Corporation

11

Asset growth

Loan portfolio composition

2003
Consumer
22%
Single-
family real
estate
60%
Commercial
7%
Commercial
real estate
9%
Multi-family
real estate
2%

Sep-08
Consumer
18%
Single-
family real
estate
12%
Multi-family
real estate
3%
Commercial
real estate
9%
Commercial
58%

Central Federal Corporation

12

Loan portfolio composition

Allowance for loan losses

$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Allowance for loan losses
$ in millions
0.4
1.0
1.5
2.1
2.7
3.0
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
loan balance
$ in millions
2003
2004
2005
2006
2007
Sep-08
commercial, commercial real estate and multi-family loan balance allowance for loan losses

Central Federal Corporation

13

Allowance for loan losses

Deposit growth

$ in millions
$250
$200
$150
$100
$50
$0
73
102
128
168
194
209
2003
2004
2005
2006
2007
Sep-08

Central Federal Corporation

14

Deposit growth

Deposit composition

2003
Savings 24%
Interest checking 15%
Noninterest checking 3%
Money market 7%
CDs 51%

Sep-08
Savings 5%
Interest checking 5%
Noninterest checking 7%
Money market 20%
CDs 63%

Central Federal Corporation

15

Deposit composition

CFBank capital ratios

Well-capitalized

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Capital ratio
$300
$250
$200
$150
$100
$50
$0
Total assets
$ in millions
21.60%
13.90%
12.20%
8.10%
10.10%
6.90%
12.60%
9.80%
11.00%
8.50%
11.30%
8.80%
2003
2004
2005
2006
2007
Sep-08
Total assets
Core capital ratio
Risk-based capital ratio

Central Federal Corporation

16

CFBank capital ratios Well-capitalized

Net interest income

Net interest income
$ in millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1.9
4.0
5.0
6.8
7.7
8.7
2003
2004
2005
2006
2007
ytd Sep-08 annualized
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
loan balance
$ in millions
commercial, commercial real estate and multi-family loan balance net interest income

CentralFederal Corporation

17

Net interest income

Noninterest expense/average assets

Noninterest expense/average assets
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.47%
4.74%
5.43%
3.20%
3.08%
2.68%
$300
$250
$200
$150
$100
$50
$0
Total assets
$ in millions
2003
2004
2005
2006
2007
Sep-08
Total assets
Noninterest expense/average assets

CentralFederal Corporation

18

Noninterest expense/average assets

Noninterest expense

$30
$25
$20
$15
$10
$5
$0
$300
$250
$200
$150
$100
$50
$0
Noninterest expense
$ in millions
Total Assets
$ in millions
5.9
6.4
6.9
6.8
8.0
7.4
2003
2004
2005
2006
2007
ytd Sep-08
annualized
Total assets
Noninterest expense

CentralFederal Corporation

19

Noninterest expense